UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) September 27 , 2005



                               ESCALA GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11988                22-2365834
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

                                623 Fifth Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 421-9400
                                 --------------
              (Registrant's telephone number, including area code)

                           GREG MANNING AUCTIONS, INC.
                           ---------------------------
                               775 Passaic Avenue,
                         West Caldwell, New Jersey 07006
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On September 27, 2005, Escala Group, Inc. (the "Company") and Jose Miguel Herrero entered into an employment agreement (the "Herrero Employment Agreement"), pursuant to which Mr. Herrero will serve as President and Chief Executive Officer of the Company. The Herrero Employment Agreement has a term commencing September 27, 2005 and ending June 30, 2008. Under the terms of the Herrero Employment Agreement, Mr. Herrero's initial base salary will be $500,000, with annual increases in each year of the term based on the percentage increase, if any, in the Consumer Price Index for the relevant fiscal year. Mr. Herrero will also receive a signing bonus of $690,000 (payable in three installments) and be eligible for a retention bonus to be determined in accordance with the terms of the Herrero Employment Agreement, which bonus will not be less than $300,000. Mr. Herrero will also be eligible to receive an annual performance bonus and a long-term incentive award pursuant to the terms of an incentive compensation program. The Herrero Employment Agreement also provides for the Company to reimburse Mr. Herrero for various expenses, and for the payment of certain amounts in the event of termination of employment under specified circumstances.

      The foregoing discussion is qualified by reference to the full text of the Herrero Employment Agreement which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

      On September 28, 2005, the Company and Fifth Avenue Building Company LLC entered into a lease, for a term of 10 years, for part of the premises at 623 Fifth Avenue, New York, New York, 10022. Under the terms of the lease, the Company will pay a fixed minimum rent of $396,912 for the first five years and six months and $425,162 per annum for the remainder of the term.

      The foregoing discussion is qualified by reference to the full text of the lease between the Company and Fifth Avenue Building Company LLC which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On September 27, 2005, Jose Miguel Herrero was appointed President and Chief Executive Officer of the Company. Mr. Herrero, 50, has been a member of the Company's Board of Directors since 2003. Prior to joining the Company, Mr. Herrero was founder and managing partner of High Ground, a corporate finance firm focused on technology and innovation.

      In connection with his appointment as President and Chief Executive Officer, Mr. Herrero entered into an Employment Agreement on September 27, 2005. A description of the material terms of the Employment Agreement is set forth in
Item 1.01 on this Form 8-K and is incorporated herein by reference.

      On September 27, 2005, Greg Manning, 58, was appointed President of the Company's North American and Asian Philatelic Auction Division. Mr. Manning resigned his position as President and Chief Executive Officer of the Company immediately prior to his appointment. Mr. Manning had been the Company's Chief Executive Officer since December 8, 1992. Mr. Manning was the Company's President from 1981 until August 12, 1993 and from March 8, 1995 to September 27, 2005.

      A copy of the press release dated September 28, 2005, announcing the appointment of Mr. Herrero as President and Chief Executive Officer of the Company and Mr. Manning as President of the North American and Asian Philatelic Auction Division is attached hereto as Exhibit 99.1.

      Effective September 27, 2005, Anthony Bongiovanni and Emilio Ballester both resigned from the Company's Board of Directors. On the same date, the remaining directors appointed Ambassador Antonio

Martins Da Cruz to fill the vacancy on the Company's Board of Directors created by the departure of Mr. Ballester, to serve in the class of directors whose term expires in 2006. Mr. Martins Da Cruz was Ambassador from Portugal to Spain from 1999 to 2001 and Minister of Foreign Affairs from 2002-2003. Since that time he has been a professor of International Relations, University of Lusiada, Lisbon. He also serves as International and Institutional Relations Manager of Afinsa Bienes Tangibles, S.A., the Company's majority stockholder.

      The Board also appointed Rafael del Valle-Iturriaga, 50, to fill the Board vacancy created by Mr. Bongiovanni's departure, to serve until 2006. Mr. del Valle-Iturriaga is Chief Executive of Saarema Inversiones, a private equity/industrial holding company based in Madrid. Prior to that, he was the Managing Director and Country Head, Iberia, of the Bank of America, N.A. in Madrid. Mr. del Valle-Iturriaga has a BA in Law from the University of Deusto (Bilbao) and a BA in Business Administration from ICADE University in Madrid.

      Both appointments were effective September 28, 2005.

      A copy of the press release dated September 28, 2005, announcing the appointment of Messrs. Martins Da Cruz and Del Valle-Iturriaga and the resignations of Messrs. Bongiovanni and Ballester is attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On September 27, 2005, the Company amended its Amended Certificate of Incorporation in connection with a merger with a wholly-owned subsidiary under
Section 253 of the Delaware General Corporation Law pursuant to which the Company's name was changed to Escala Group, Inc. The merger and name change became effective on September 28, 2005.

      Specifically, Section 1 of the Company's Amended Certificate of Incorporation was deleted in its entirety and replaced with the following: "1. Name. The name of the corporation is Escala Group, Inc."

      The foregoing discussion is qualified by reference to the full text of the certificate of ownership and merger which is filed as an exhibit to this report on Form 8-K and is incorporated herein by reference in its entirety.

      A copy of the press release dated September 28, 2005, announcing the change of corporate name of the Company is attached hereto as Exhibit 99.1.

Item 8.01 Other Events

      On September 28, 2005 the Company's common stock began trading on the Nasdaq National Market under the new ticker symbol `ESCL'.

      On September 28, 2005 the Company established its new corporate headquarters in mid-town Manhattan, New York at 623 Fifth Avenue.

      A copy of the press release dated September 28, 2005, announcing the new ticker symbol and new corporate headquarters of the Company is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

            3(i)  Certificate of Ownership and Merger, dated September 28, 2005.

            10.1 Employment Agreement between Greg Manning Auctions, Inc. and Jose Miguel Herrero, dated September 27, 2005.

            10.2 Lease between Greg Manning Auctions, Inc. and Fifth Avenue Building Company LLC, dated September 27, 2005.

            99.1 Press Release issued by Escala Group, Inc. dated September 28, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2005


                                            ESCALA GROUP INC.


                                            By: /s/ Larry Crawford
                                               -------------------------------
                                               Name:  Larry Crawford
                                               Title: Chief Financial Officer